Exhibit 99.2

2006 Annual Meeting

Corporate Summary • Nasdaq Global Market (Nasdaq:MACE) • Two Operating Segments: - Car Washes - 2nd Largest Car Wash Company Nationwide (For Sale) - Security - Worldwide National Brand Name, Mace Security - Mace® with Established Product Line with Established Product Line & Growing Electronic Surveillance Business • Seasoned Management Team With Public Company Experience • Strong Balance Sheet - Net book value of $57.8 million, or $3.78 per share, total assets of $90.5 million, including $8.5 million of cash & short term investments at Sept. 30, 2006. - After Sale Of Car Washes: No Debt & Potential Cash Between $30-$40 Million • Growth Strategy: Acquisitions (Security Industry - Tuck-ins, New Sectors) - Strong Emphasis On Internal Growth Opportunities

Sale Of Car Washes Car Wash Transactions: *Sold NJ Car Wash For $1,025,000 *Sold PA Car Wash For $400,000 *Sold Car Wash In Dallas For $1,850,00 *Signed Deal to Sell Four Car Washes In NJ & PA For $7.7 Million. Expected Close: January 2007. Remaining Car Washes For Sale: Arizona: 12 Florida: 6 Texas: 18 New Jersey: 3 Pennsylvania: 2 Delaware: 1 Truck Wash Transaction: Mace leases its truck washes to Eagle Truck Wash, LLC for $9,000 per month.

Mace’s Security Four Divisions: • Mace Personal Defense & Law Enforcement: -The famous Mace® Personal Defense Spray. Mace has rolled out its NEW Personal Defense Spray. Mace has rolled out its NEW innovative Pepper Gel innovative Pepper Gel™. • Mace Pro: - Mace’s professional electronic surveillance business. Dealer direct. • Mace Consumer Direct: - Mace’s consumer direct electronic surveillance business. Consumer direct via catalog and internet. catalog and internet. • Industrial Vision Source (IVS): Industrial Vision Source (IVS): -Mace’s machine vision distributor business (a niche business selling high end imaging components, machine vision and video conferencing equipment). IVS is one of the country one of the country’s largest distributors of Sony® Imaging Components.

Mace Personal Defense • Mace® Personal Defense Spray:- Purchased from Smith & Wesson in Purchased from Smith & Wesson in 1987.- Foundation of Mace Foundation of Mace’s History. • Mace Pepper Gel Mace Pepper Gel™: - Introduced In 2004. Innovative patented technology. • TakeDown™: -Mace’s Law Enforcement Brand. • In In 1998 Mace sold its Law Enforcement Division & leased Mace Division & leased Mace® to Armor to Armor Holdings, non-compete expired 2003.

Mace Pro Surveillance • Why Dealer Direct? - Better Margins & Less Receivables - Just-In-Time Inventory - Better Dealer Support and Loyalty - Inherent Value of Owning A Dealer Network • Mace® Pro Dealer Program - Use of Mace® Brand, Training, Tech Support, Brand, Training, Tech Support, Online Ordering, Advertising Support, Third- Party Financing. • Products - DVRs & Professional Cameras • New Market (low-voltage installers) - Fire & Safety, Home Automation Mace Pro’s 20,000 Square Ft Facility in Fort Lauderdale, Florida. Mace owns this facility.

Mace Consumer Surveillance • Why Consumer Direct? - Better Margins, No Receivables, Professional Call Center - Different Product Line Than Mace Pro (minimal crossover) - Inherent Value Of Owning A Catalog Business • Direct Mail Catalog - Distribution: 400,000 catalogs per quarter mailed to small businesses (Restaurants, Gas Stations, C-stores, Hotels & businesses (Restaurants, Gas Stations, C-stores, Hotels & Motels, Schools, Jewelry stores and other small businesses). - Professional Call Center • Internet  - e-Commerce web site - macecatalog.com • Future Growth on the Internet - Pay-per-click advertising, affiliate programs, search engine optimization. search engine optimization. • New Products Mace Consumer’s 45,000 Square Ft. Facility in Farmers Branch, Texas. Mace owns this facility.

Industrial Vision Source Distributor • Professional High End Imaging Components, Machine Vision Cameras and Video Conferencing Equipment. • One of the country’s largest distributors of s largest distributors of Sony® Imaging Products. • Marketing: - Sony® pays 50% in co-op advertising - Web and catalog advertising. • Future Growth on the Internet - Pay-per-click advertising, affiliate programs, search engine optimization. • Upside: Adding New Higher Margin Products to Active Customers. IVS is also operated in Mace’s 45,000 Square Foot Facility in Farmers Branch, Texas. Mace owns this facility. Industrial Vision Source (IVS) is an established business operating since 1989, and has approximately 400 active customers.

Why Mace Products? • The Evolution of Mace’s Surveillance Product Line - - Mace Rolled Out its DVR Product Line in early 2003. • Mace Digital Video Recorders (DVR) - Competitive With Mace Digital Video Recorders (DVR) - Competitive With All High End DVRs On The Market. Mace’s RT2 DVR Series The New Generation Live Remote Viewing Over the Internet Real Time Recording (30 Frames Per Second) Sony CD/DVD Burner Hard Drive: 4 Terabytes Audio & Video Recording On All Channels USB Mouse Interface Remote Viewing

Why Mace Products? Mace Professional Grade Cameras - Superior In Performance with the latest technology. • Infrared (IR) Indoor/Outdoor Cameras - Lens Separators (eliminates cold condensation and IR reflection).- Concealed Wire Brackets • Full Body Cameras - Dual voltage, zoom, wide dynamic range, vari-focal. • High Speed Domes- Pelco-D Protocol (compatible technology), Can be Pelco-D Protocol (compatible technology), Can be controlled by a Mace DVR. • Dome Cameras - Vandal proof, vari-focal, indoor/outdoor, zoom. High Speed Dome IR Dome Camera IR Bullet Camera Full Body Camera

Security Industry • The CCTV (Surveillance) Industry’s Estimated Market Size: $5.5 Billion with a projected growth rate of approximately 12.5%, according to Frost & Sullivan. • The Security Industry’s Estimated Market Size: $120 Billion with a projected growth rate of approximately 10%, according Frost & Sullivan. • Fragmented Industry, Top Players: Tyco, Honeywell, GE, Bosch and Pelco, to name a few. • Several Established Trade Publications • On-going Product Development Worldwide

Mace Highlights • Mace’s Strategy Is To Have A Presence In All Distribution Channels For Its Security Products - Currently In: Dealer Direct, Consumer Direct & Personal Defense - Potential Entry: Distribution, Retail & Commercial/Government Contracts - A Complete Presence In The Security Industry Establishes Mace® as an as an Industry Leader • $120 Billion Highly Fragmented Security Industry Having Explosive Growth Potential - $5.5 Billion (CCTV - Surveillance Sector) • Strong Internal Growth Potential In Electronic Surveillance & Personal Strong Internal Growth Potential Defense Industries • Mace Mace®, One of the Most Recognized Names in Security Worldwide • Strong Acquisition Potential of Security Related Businesses • Strong Balance Sheet S - After Sale Of Car Washes: No Debt & Potential Cash Between $30-$40 Million